                                                                   EXHIBIT 10.17

                   CAPACITY RELEASE UMBRELLA AGREEMENT UNDER
                        RATE SCHEDULES AFT-1 and AFT-1S
                        -------------------------------
                           (For Boston Gas Company)



                                                                 I.D. No.: 0161
                                                                           ----
                                       Algonquin Addendum Contract No.: 86003R1
                                                                        -------
                                   Capacity Release Umbrella Agreement No.: BOS
                                                                            ---


                                             Addendum No.01
                                                         --
                                             Capacity Release
                                             Rate Schedule AFT-1SZ
                                                           -------

Releasing Customer: Bristol and Warren Gas Company
                    ------------------------------
Releasing Customer's Contract No.: 86003
                                   -----


Begin Date of Release:   October 1, 1994
                         ---------- ----
End Date of Release:     April 30,1999 (Permanent)
                         ------------------------


Maximum Daily Transportation Quantity   72 MMBtu
                                        --------
Maximum Annual Transportation Quantity  19,440 MMBtu
                                        ------------

Is this capacity subject to right of recall? Yes ___ No X
                                                       ---

______________________________________________________
______________________________________________________
______________________________________________________

Rates:  Check all that apply:

               Volumetric           _______
               Reservation Charge   Maximum
                                    -------
               Other (Describe)     _______
                                    _______

                   CAPACITY RELEASE UMBRELLA AGREEMENT UNDER
                        RATE SCHEDULES AFT-1 and AFT-1S
                        -------------------------------
                                  (continued)



                                                                  I.D. No.: 0161
                                                                            ----
                                        Algonquin Addendum Contract No.: 86003R1
                                                                         -------
                                    Capacity Release Umbrella Agreement No.: BOS
                                                                             ---


                                             Addendum No.01
                                                         --
                                             Capacity Release
                                             Rate Schedule AFT-1SZ
                                                           --------

          Primary
          Point of             Maximum Daily                Maximum
          Receipt              Receipt Obligation       Receipt Pressure
          -------              ------------------       ----------------

                                                       At any Pressure requested
                                                       by Algonquin but not in
                                                       excess of 750 Psig.

          Primary
          Point of             Maximum Daily                Minimum
          Delivery             Delivery Obligation     Delivery Pressure
          --------             -------------------     -----------------


     Signed for Identification

     Algonquin: /s/ John J. Mullaney
               --------------------------

     Customer: /s/ Chris Gulick
               --------------------------

PCI/cl15)
addendum

                      ALGONQUIN GAS TRANSMISSION COMPANY

                    A UNIT OF PANHANDLE EASTERN CORPORATION

             1284 SOLDIERS FIELD ROAD, BOSTON, MASSACHUSETTS 02135

                             AREA CODE 617 254-4050


[LOGO]

                                                            October 27, 1994

Mr. Chris Gulick
Boston Gas Company
One Beacon Street
Boston, MA  02108

Re:  Algonquin Addendum Contract
     ---------------------------

Dear Chris:

     Enclosed are your executed Addendum Contract No. 86003R1 for your files.

     If you have any questions, please call directly at 617-5601547.


                                             Sincerely,

                                             /s/ Peter C. Ingrahm
                                             Peter C. Ingraham
                                             Senior Marketing
                                             Services Representative

PCI/cl15